Exhibit10.1

Execution Version

COMMITMENT INCREASE AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

This COMMITMENT INCREASE AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated effective as of December 4, 2012 (the “Effective Date”), is by and among Rowan Companies, Inc., a Delaware corporation (“Rowan Delaware”), Rowan Companies plc, an English public limited company (the “Parent”, and together with Rowan Delaware, each a “Borrower” and collectively, the “Borrowers”), the Lenders party hereto, and Wells Fargo Bank, National Association, as an issuing lender, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of September 16, 2010, as amended by that certain Amendment No. 1 and Consent thereto dated as of June 30, 2011 and that certain Amendment No. 2 dated as of May 4, 2012 (as so amended, and as may be further amended, supplemented or modified from to time to time, the “Credit Agreement”, the capitalized terms of which are used herein unless otherwise defined herein);

WHEREAS, pursuant to Section 2.1(d) of the Credit Agreement, the Parent has the right, subject to the terms and conditions thereof, to increase the aggregate Revolving Commitments by allowing one or more Revolving Lenders to increase their respective Revolving Commitments or by allowing one or more other banks or other financial institutions to become party to the Credit Agreement;

WHEREAS, the Parent has given notice to the Administrative Agent and the Lenders of its intention, pursuant to such Section 2.1(d) of the Credit Agreement, to increase the aggregate Revolving Commitments by $250,000,000;

WHEREAS, Mizuho Corporate Bank, Ltd. (the “New Lender”) desires to become a Lender under the Credit Agreement with a Revolving Commitment as set forth on Schedule II to the Credit Agreement;

WHEREAS, the Borrowers have requested and the Lenders have agreed to make certain amendments to the Credit Agreement, each as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in its appropriate alphabetical order:

“Third Amendment Closing Date” means December 4, 2012.

(b) The definition of “Arrangers” in Section 1.1 of the Credit Agreement is hereby amended by replacing “DnB Markets, Inc.” with “DNB Markets, Inc.”.

(c) The definition of “Issuing Lender” in Section 1.1 of the Credit Agreement is hereby amended by replacing “DnB Bank ASA” with “DNB Bank ASA”.

(d) The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended by replacing “The initial aggregate amount of Revolving Commitments as of the Closing Date is $500,000,000” with “The aggregate amount of Revolving Commitments as of the Third Amendment Closing Date is $750,000,000”.

(e) Section 2.1(d) of the Credit Agreement is hereby amended by replacing “(B) the aggregate amount of all Revolving Facility Increases shall not exceed $250,000,000” with “(B) the aggregate amount of all Revolving Facility Increases since the Third Amendment Closing Date shall not exceed $250,000,000”.

(f) Section 5.6 of the Credit Agreement is hereby restated in its entirety as follows:

5.6 Additional Guarantors.

(a) Immediately upon the creation of any new Material Subsidiary permitted by this Agreement and within 30 days of any Person becoming a Material Subsidiary or after the purchase by the Parent or any of its Subsidiaries of the Equity Interests of any Person, which purchase results in such Person becoming a Material Subsidiary, the Parent shall (i) cause such Subsidiary to execute and deliver to the Administrative Agent, a joinder to the Material Subsidiary Guaranty, and (ii) cause such Subsidiary to deliver such evidence of corporate authority to enter into such other Credit Documents and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)) as the Administrative Agent may reasonably request.

(b) Prior to or simultaneously with the entry by any other Person into a Guaranty, the Parent shall (i) cause such Person to execute and deliver to the Administrative Agent, a Guaranty, a joinder to a Guaranty or such other documents as may be necessary or desirable to effect such Guaranty, and (ii) cause such Person to deliver such evidence of corporate authority to enter into such other Credit Documents and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)) as the Administrative Agent may reasonably request.

(g) Section 6.1 of the Credit Agreement is hereby amended by (i) replacing “; and” with “;” in clause (c) thereof; (ii) replacing “intercompany Debt” with “unsecured intercompany Debt” in clause (d) thereof; (iii) replacing “.” with “; and” in clause (d) thereof; and (iv) adding the following as a new clause (e):

(e) secured intercompany Debt; provided that (i) any holder of such secured intercompany Debt (each an “Intercompany Obligee”) shall (w) be a Credit Party, (x)

have no Debt other than Debt in an amount not to exceed $1,000,000 when aggregated with the Debt of each other Intercompany Obligee, (y) not grant or permit to exist any Lien on its Property, and (z) not transfer such secured intercompany Debt or Liens securing such secured intercompany Debt to any Person who is not a Credit Party and has not expressly agreed in writing prior to such transfer to be subject to the terms of this clause (e) pursuant to documentation in form and substance satisfactory to the Administrative Agent; (ii) any Person incurring or guaranteeing such secured intercompany Debt and any Person granting Liens to secure such secured intercompany Debt shall be a Credit Party; and (iii) the Parent and its Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such transactions, with the covenants contained in this Agreement recomputed as of the last day of the most recently ended fiscal quarter of the Parent as if the incurrence of the secured intercompany Debt in question had occurred on the first day of each relevant period for testing such compliance.

(h) Section 6.2 of the Credit Agreement is hereby amended by (i) replacing “; and” with “;” in clause (k) thereof; (ii) replacing “the Parent as a Subsidiary” with “the Parent or a Subsidiary” in clause (l) thereof; (iii) replacing “.” with “; and” in clause (l) thereof; and (iv) adding the following as a new clause (m):

(m) Liens granted to a Credit Party to secure Debt permitted under Section 6.1(e).

(i) Clause (a)(iii) of Section 6.5 of the Credit Agreement is hereby restated in its entirety as follows:

(iii) any Subsidiary from making Restricted Payments (other than Rowan Delaware in connection with Debt permitted under Section 6.1(e) in its capacity as a primary obligor or guarantor of such Debt) or making or paying intercompany loans and advances to any Borrower,

(j) Section 6.7(b) of the Credit Agreement is hereby restated in its entirety as follows:

(b) The Parent shall not, nor shall it permit any Credit Party to, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any Material Subsidiary (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary of the Parent (other than Rowan Delaware) may liquidate or dissolve if the Parent determines in good faith that such liquidation or dissolution is in the best interests of the Parent and is not materially disadvantageous to the Lenders and (ii) any Subsidiary of the Parent may transfer all or substantially all of its assets and all or substantially all of the stock of any Material Subsidiary to any Borrower or any Subsidiary that is a Guarantor or any Subsidiary who becomes a Borrower or a Guarantor prior to or simultaneously with such transfer.

(k) Schedule I to the Credit Agreement is hereby amended by (i) replacing “BBB+/Baa1” with “BBB+/Baa1 or higher”, (ii) replacing “BB/Ba2” with “BB/Ba2 or lower”, and (iii) replacing “the Parent’s secured unsecured debt” with “the Parent’s senior unsecured debt”.

(l) Schedule II to the Credit Agreement is hereby replaced in its entirety with Schedule II attached hereto.

Section 2. Increase of Revolving Commitments. Pursuant to Section 2.1(d) of the Credit Agreement and upon the effectiveness of this Amendment pursuant to Section 4 below, the aggregate Revolving Commitments are hereby increased from $500,000,000.00 to $750,000,000.00. The Revolving Commitments of (a) the Lenders who have severally agreed to increase their respective Revolving Commitments (each, an “Increasing Lender” and collectively, the “Increasing Lenders”) and (b) the New Lender are set forth on Schedule II to the Credit Agreement, in each case after giving effect to this Amendment and the increase of the Revolving Commitments pursuant to this Amendment.

Section 3. New Lender. By its execution and delivery of this Amendment, the New Lender hereby agrees to become a Lender under the Credit Agreement with a Revolving Commitment as set forth on Schedule II to the Credit Agreement. The New Lender hereby represents and warrants to the Administrative Agent as follows: (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment, shall have the obligations of a Lender thereunder, and (c) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.2 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and agrees that (1) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

Section 4. Conditions Precedent. This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, duly executed by all the parties thereto, each in form and substance satisfactory to the Administrative Agent:

(1) (i) counterparts of this Amendment duly executed by each Borrower, the Lenders and the Administrative Agent, (ii) counterparts of the attached Material Subsidiary Acknowledgment and Reaffirmation duly executed by each Material Subsidiary and (iii) counterparts of the attached Parent Acknowledgment and Reaffirmation duly executed by the Parent;

(2) a Revolving Note payable to the order of (i) each Increasing Lender in the amount of such Increasing Lender’s Revolving Commitment, as increased hereby and (ii) the New Lender in the amount of the New Lender’s Revolving Commitment, in each case as requested by such Lender;

(3) a certificate from a Responsible Officer of each Borrower dated as of the Effective Date hereof stating that, both before and after giving effect to this Amendment and the increase of the Revolving Commitments pursuant to this Amendment (A) all representations and warranties of the Credit Parties set forth in the Credit Agreement are true and correct in all material respects (provided that (i) to the extent any representation and warranty expressly relates to a specific earlier date, such representation and warranty is true and correct in all material respects as of such earlier date, (ii) to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects and (iii) the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.2(a) and (b) of the Credit Agreement) and (B) no Default has occurred and is continuing;

(4) a secretary’s certificate of the Parent dated the Effective Date and certifying (A) that there have been no changes to the organizational documents of the Parent since the Second Amendment Closing Date or attaching such amendments, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Parent authorizing the execution and delivery of this Amendment and the Credit Documents executed in connection herewith and the performance of the Credit Agreement as amended hereby and the other Credit Documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer of the Parent executing this Amendment, any Credit Document or any other document delivered in connection herewith on behalf of the Parent;

(5) a secretary’s certificate of Rowan Delaware dated the Effective Date and certifying (A) that there have been no changes to the organizational documents of Rowan Delaware since the Second Amendment Closing Date or attaching such amendments, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of Rowan Delaware authorizing the execution and delivery of this Amendment and the Credit Documents executed in connection herewith and the performance of the Credit Agreement as amended hereby and the other Credit Documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer of Rowan Delaware executing this Amendment, any Credit Document or any other document delivered in connection herewith on behalf of Rowan Delaware;

(6) certificates of good standing for each of the Parent and Rowan Delaware in (a) the jurisdiction in which each Person is organized and (b) each jurisdiction in which such good standing is necessary except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Change, which certificate shall be dated a date not earlier than 30 days prior to the Third Amendment Closing Date;

(7) a legal opinion of Andrews Kurth LLP, outside counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent;

(8) a legal opinion of Baker & McKenzie, United Kingdom counsel to the Parent; and

(9) such other documents, governmental certificates, and agreements as any Lender Party may reasonably request.

(b) Payment of Expenses. On the Effective Date, the Borrowers shall have paid the fees required to be paid to the Administrative Agent and the Lenders on the Effective Date, including, without limitation, the fees set forth in the fee letter dated as of November 6, 2012 among the Borrowers and the Administrative Agent and all other costs and expenses which have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.

(c) Prepayment of Revolving Advances. The Borrowers shall have made the prepayment of the Revolving Advances required pursuant to Section 2.6(b)(ii) of the Credit Agreement, if any, resulting from the increase and reallocation of the Revolving Commitments pursuant to this Amendment. Such prepayment may be made with the proceeds of the Advances made by the Increasing Lenders and the New Lender in connection with such increase occurring simultaneously with such prepayment.

Section 5. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent that the representations and warranties set forth in Article IV of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” or “the Credit Documents” included reference to this Amendment.

Section 6. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWERS:

ROWAN COMPANIES, INC.

By:	/s/ J. Kevin Bartol
J. Kevin Bartol, Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

ROWAN COMPANIES PLC

By:	/s/ J. Kevin Bartol
J. Kevin Bartol, Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

LENDER PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Lender, a Lender and an Increasing Lender

By:	/s/ Donald W. Herrick, Jr.
Name:	Donald W. Herrick, Jr.
Title:	Director

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

CITIBANK, N.A.,
as an Issuing Lender, a Lender and an Increasing Lender

By:	/s/ Robert Malleck
Name:	Robert Malleck
Title:	Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

DNB BANK ASA,
as an Issuing Lender, a Lender and an Increasing Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Kjell Tore Egge
Name:	Kjell Tore Egge
Title:	Senior Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

ROYAL BANK OF CANADA,
as an Issuing Lender, a Lender and an Increasing Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

BANK OF AMERICA, N.A.,
as a Lender and an Increasing Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

GOLDMAN SACHS BANK USA,
as a Lender and an Increasing Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender and an Increasing Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

AMEGY BANK N.A.,
as a Lender and an Increasing Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

BARCLAYS BANK PLC,
as a Lender and an Increasing Lender

By:	/s/ Diane Rolfe
Name:	Diane Rolfe
Title:	Director

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

HSBC BANK USA, N.A.,
as a Lender and an Increasing Lender

By:	/s/ Koby West
Name:	Koby West
Title:	Assistant Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

MORGAN STANLEY BANK, N.A.,
as a Lender and an Increasing Lender

By:	/s/ Kelly Chin
Name:	Kelly Chin
Title:	Authorized Signatory

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

MIZUHO CORPORATE BANK, LTD.,
as the New Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Commitment Increase Agreement and Amendment No. 3 to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc

MATERIAL SUBSIDIARY ACKNOWLEDGMENT AND REAFFIRMATION

Each of the undersigned (each, a “Material Subsidiary”) hereby (a) acknowledges receipt of a copy of the foregoing Commitment Increase Agreement and Amendment No. 3 to Credit Agreement dated as of December 4, 2012 (the “Amendment”) between Rowan Companies, Inc., a Delaware corporation (“Rowan Delaware”), Rowan Companies plc, an English public limited company (the “Parent” and together with Rowan Delaware, each a “Borrower” and collectively, the “Borrowers”), the Lenders party thereto, and Wells Fargo Bank, National Association, as an issuing lender, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and (b) reaffirms its obligations under the Material Subsidiary Guaranty (as defined in the Credit Agreement referred to in the Amendment) to which it is a party.

ATLANTIC MARITIME SERVICES LLC,
a Delaware limited liability company

By:	/s/ Melanie M. Trent
Melanie M. Trent, Secretary

RDC QATAR, INC., a Delaware corporation

By:	/s/ Melanie M. Trent
Melanie M. Trent, Secretary

ROWAN FINANCE LLC, a Delaware limited liability company

By:	/s/ Melanie M. Trent
Melanie M. Trent, Secretary

Material Subsidiary Acknowledgement and Reaffirmation

Rowan Companies, Inc. and Rowan Companies plc

PARENT ACKNOWLEDGMENT AND REAFFIRMATION

The undersigned hereby (a) acknowledges receipt of a copy of the foregoing Commitment Increase Agreement and Amendment No. 3 to Credit Agreement dated as of December 4, 2012 (the “Amendment”) between Rowan Companies, Inc., a Delaware corporation (“Rowan Delaware”), Rowan Companies plc, an English public limited company (the “Parent” and together with Rowan Delaware, each a “Borrower” and collectively, the “Borrowers”), the Lenders party thereto, and Wells Fargo Bank, National Association, as an issuing lender, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and (b) reaffirms its obligations under the Parent Guaranty (as defined in the Credit Agreement referred to in the Amendment) to which it is a party.

ROWAN COMPANIES PLC,
an English public limited company

By:	/s/ J. Kevin Bartol
J. Kevin Bartol, Executive Vice President, Chief Financial Officer and Treasurer

Parent Acknowledgement and Reaffirmation

Rowan Companies, Inc. and Rowan Companies plc

SCHEDULE II

Revolving Commitments

Lenders	Revolving Commitment
Wells Fargo Bank, National Association	$74,000,000.00
Citibank, N.A.	$74,000,000.00
DNB Bank ASA	$74,000,000.00
Royal Bank of Canada	$74,000,000.00
Bank of America, N.A.	$74,000,000.00
Barclays Bank PLC	$74,000,000.00
Goldman Sachs Bank USA	$74,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$54,000,000.00
HSBC Bank USA, N.A.	$54,000,000.00
Mizuho Corporate Bank, Ltd.	$54,000,000.00
Morgan Stanley Bank, N.A.	$40,000,000.00
Amegy Bank N.A.	$30,000,000.00

TOTAL:	$750,000,000.00

Schedule II to Credit Agreement

Rowan Companies, Inc. and Rowan Companies plc